EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF ARTISAN CONSUMER GOODS, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Artisan Consumer Goods, Inc. for the quarter ended December 31, 2019, the undersigned, Amber Joy Finney, President and Chief Executive Officer of Artisan Consumer Goods, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended December 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2019 fairly presents, in all material respects, the financial condition and results of operations of Artisan Consumer Goods, Inc.

Date: February 18, 2020	By:	/s/ Amber Joy Finney
President and Chief Executive Officer
(principal executive officer, principal accounting officer and principal financial officer)